FNF Core Reports Fourth Quarter 2014 Adjusted EPS of $0.50; Adjusted Pre-Tax Title Margin of 14.1% and Black Knight Adjusted EBITDA Margin of 43.0%

Jacksonville, Fla. - (February 18, 2015) - Fidelity National Financial, Inc. today reported the operating results of its core segment (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and twelve-month periods ended December 31, 2014.

•	Total revenue of approximately $1.7 billion in the fourth quarter versus $1.4 billion in the fourth quarter of 2013

•	Adjusted fourth quarter net earnings of $144 million versus adjusted net earnings of $81 million for the fourth quarter of 2013

•	Adjusted fourth quarter core diluted EPS of $0.50 versus adjusted core diluted EPS of $0.34 in the fourth quarter of 2013

•	Fourth quarter core free cash flow provided of $139 million versus $47 million provided in the fourth quarter of 2013

Title

•
Approximately $1.5 billion in total revenue, adjusted pre-tax earnings of $207 million and adjusted pre-tax title margin of 14.1% for the fourth quarter versus approximately $1.4 billion in total revenue, adjusted pre-tax earnings of $147 million and an adjusted pre-tax title margin of 10.8% in the fourth quarter of 2013

•	Adjusted pre-tax title margin of 14.1% was a 330 basis point improvement over the fourth quarter 2013 adjusted pre-tax title margin of 10.8%

•
ServiceLink generated $211 million in revenue, adjusted EBITDA of $27 million, an adjusted EBITDA margin of 13%, adjusted pre-tax earnings of $23 million and an adjusted pre-tax margin of 11% for the fourth quarter

•	Open orders per day of 7,175 for the fourth quarter versus 6,206 open orders per day for the fourth quarter of 2013

•	Closed orders per day of 5,302 for the fourth quarter versus 4,873 closed orders per day for the fourth quarter of 2013

•
Fourth quarter purchase orders opened and closed increased by 11% and 9%, respectively, versus the fourth quarter of 2013; purchase orders opened and closed were both essentially flat versus the fourth quarter of 2013 excluding ServiceLink default related purchase orders

•
Fourth quarter national commercial title revenue of $166 million, a 14% increase from the fourth quarter of 2013, driven by a 15% improvement in the commercial fee per file and a 1% decrease in closed orders; open commercial orders decreased by 6% over the prior year

•	Overall fourth quarter average fee per file of $2,131, a 2% increase over the fourth quarter of 2013

•	Title claims paid of $78 million, a decrease of $22 million, or 22%, from the fourth quarter of 2013

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2014	176,000	53%	115,000	60%
November 2014	133,000	52%	97,000	56%
December 2014	143,000	51%	122,000	54%

Fourth Quarter 2014	452,000	52%	334,000	57%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2013	156,000	54%	112,000	55%
November 2013	124,000	54%	94,000	55%
December 2013	111,000	56%	101,000	58%

Fourth Quarter 2013	391,000	55%	307,000	56%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Fourth Quarter 2014	18,100	12,700	$166	$13,100
Fourth Quarter 2013	19,300	12,800	$146	$11,400

- The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.
Black Knight

•	Total revenue of $220 million, led by Servicing Technology revenue of approximately $155 million

•	Revenue growth of 12% for the fourth quarter compared to the prior year period legacy LPS results, led by Data and Analytics, RealEC and Servicing Technology

•	Adjusted EBITDA of $96 million and adjusted EBITDA margin of 43.0%, a 70 basis point sequential margin improvement from the third quarter of 2014

“This was a strong finish to a great year for our title insurance business,” said Chairman William P. Foley, II. “Despite a continued sluggish real estate market, we achieved a 14.1% pre-tax title margin for the fourth quarter, more than a 14.3% pre-tax title margin for the last three quarters of 2014 and a 12.5% pre-tax title margin for the full-year 2014. Overall, we are proud of the financial results we posted in our title business in 2014 and we remain confident in our ability to generate a 15%-20% pre-tax title margin in an improving real estate market.

“Black Knight had another impressive quarter, generating 12% revenue growth and an adjusted EBITDA margin of 43%, a 70 basis point sequential margin improvement from the third quarter of 2014. We remain excited about the organic revenue growth opportunity at Black Knight, as the sales pipeline is strong across our technology and data and analytics businesses as we enter 2015. We also announced the initial filing of a Black Knight IPO registration statement with the SEC in December and are working towards having Black Knight operate as an FNF majority-owned, publicly-traded company in 2015."

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2014 FNF Core results on Thursday, February 19, 2015, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:00 p.m. Eastern time on February 19, 2015, through February 26, 2015, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 351178.

About FNF
Fidelity National Financial, Inc. (FNF) is organized into two groups, FNF Core (NYSE: FNF) and FNF Ventures (NYSE: FNFV). Through our Core operations, FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. In addition, in our FNFV group, we own majority and minority equity investment stakes in a number of entities, including

American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC , Ceridian HCM, Inc., Fleetcor Technologies, Inc. and Digital Insurance, Inc. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Black Knight IPO Information
The proposed Black Knight initial public offering will be made only be means of a prospectus. A copy of the preliminary prospectus may be obtained, when available, from the book-running manager(s) of the proposed offering.

A registration statement on Form S-1 relating to the proposed offering has been filed with the SEC, but has not yet become effective. The shares to be registered may not be sold nor may offers to buy be accepted prior to the time when the registration statement becomes effective. Copies of the registration statement can be accessed through the SEC's website at www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. No assurance can be given as to the value of Black Knight's common stock, the price at which its common stock may be offered in the proposed offering, the trading price of such common stock after the proposed offering or whether a liquid market for such common stock will develop or be maintained. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL CORE
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
December 31, 2014
Direct title premiums	$478	$478	$—	$—
Agency title premiums	494	494	—	—
Escrow, title related and other fees	679	461	220	(2)
Total title and escrow	1,651	1,433	220	(2)

Interest and investment income	33	33	—	—
Realized gains and losses	4	4	—	—
Total revenue	1,688	1,470	220	(2)

Personnel costs	588	483	99	6
Agent commissions	373	373	—	—
Other operating expenses	379	340	38	1
Depreciation and amortization	83	36	46	1
Claim loss expense	59	59	—	—
Interest expense	29	—	8	21
Total expenses	1,511	1,291	191	29

Pre-tax earnings from continuing operations	$177	$179	$29	$(31)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$(4)	$(4)	$—	$—
Deferred revenue adjustment for BKFS	3	—	3	—
Transaction costs related to acquisition of LPS	6	3	3	—
Severance costs related to acquisition of LPS	2	2	—	—
Synergy bonus accrual	6	2	3	1
Payroll accrual	3	—	3	—
Other legal matters	2	1	1	—
Purchase price amortization	46	24	22	—
Total non-GAAP adjustments before taxes	$64	$28	$35	$1

Adjusted pre-tax earnings from continuing operations	$241	$207	$64	$(30)
Adjusted pre-tax margin from continuing operations	14.3%	14.1%	28.7%	—

Purchase price amortization	(46)	(24)	(22)	—
Interest expense	29	—	8	21
Depreciation and amortization	83	36	46	1

Adjusted EBITDA	$307	$219	$96	$(8)
Adjusted EBITDA margin	18.2%	14.9%	43.0%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax loss	$(7)
Depreciation & Amortization	25
ServiceLink EBITDA	$18
Severance and other LPS acquisition costs	7
Other adjustments	2

ServiceLink Adjusted EBITDA	$27

ServiceLink pre-tax loss	$(7)
Purchase price amortization	21
Severance and other LPS acquisition costs	7
Other adjustments	2
ServiceLink adjusted pre-tax earnings	$23

 FIDELITY NATIONAL FINANCIAL CORE
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
December 31, 2014

Pre-tax earnings from continuing operations	$177	$179	$29	$(31)
Income tax expense	70	67	4	(1)
Earnings from equity investments	1	1	—	—
Non-controlling interests	8	(6)	14	—

Net earnings attributable to FNF Group common shareholders	$100	$119	$11	$(30)

EPS attributable to FNF Group common shareholders - basic	$0.37	$0.43	$0.04	$(0.11)
EPS attributable to FNF Group common shareholders - diluted	$0.35	$0.42	$0.03	$(0.10)

FNF Group weighted average shares - basic	276
FNF Group weighted average shares - diluted	286

Net earnings attributable to FNF Group common shareholders	$100	$119	$11	$(30)

Total non-GAAP, pre-tax adjustments	64	28	35	1
Noncontrolling interest on non-GAAP adjustments	(4)	(5)	1	—
Income taxes on non-GAAP adjustments	(16)	(7)	(9)	—
Total non-GAAP adjustments	44	16	27	1

Adjusted net earnings attributable to FNF Group common shareholders	$144	$135	$38	$(29)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.50	$0.47	$0.13	$(0.10)

Direct orders opened (000's)	452	452
Direct orders closed (000's)	334	334
Fee per file	$2,131	$2,131
Actual title claims paid	$78	$78

Cash flows provided by operations:	$158
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	6
Synergy bonus payment	11
Severance costs related to acquisition of LPS	2
Total non-GAAP adjustments	19

Adjusted cash flows from operations	177
Capital expenditures	38
Free cash flow	$139

 FIDELITY NATIONAL FINANCIAL CORE
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	FNF Core Corporate and Other
Three Months Ended
December 31, 2013
Direct title premiums	$423	$423	$—
Agency title premiums	573	573	—
Escrow, title related and other fees	351	340	11
Total title and escrow	1,347	1,336	11

Interest and investment income	28	30	(2)
Realized gains and losses	7	8	(1)
Total revenue	1,382	1,374	8

Personnel costs	460	445	15
Agent commissions	437	437	—
Other operating expenses	267	251	16
Depreciation and amortization	18	16	2
Claim loss expense	70	70	—
Interest expense	16	—	16
Total expenses	1,268	1,219	49

Pre-tax earnings from continuing operations	$114	$155	$(41)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$(7)	$(8)	$1
Transaction costs related to acquisition of LPS	8	2	6
Executive severance	9	—	9
Premium tax adjustment	(5)	(5)	—
Purchase price amortization	3	3	—
Total non-GAAP adjustments before taxes	$8	$(8)	$16

Adjusted pre-tax earnings from continuing operations	$122	$147	$(25)
Adjusted pre-tax margin from continuing operations	8.9%	10.8%	—

Purchase price amortization	(3)	(3)	—
Interest expense	16	—	16
Depreciation and amortization	18	16	2

Adjusted EBITDA	$153	$160	$(7)
Adjusted EBITDA margin	11.1%	11.7%	—

FIDELITY NATIONAL FINANCIAL CORE
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	FNF Core Corporate and Other
Three Months Ended
December 31, 2013

Pre-tax earnings from continuing operations	$114	$155	$(41)

Income tax expense	40	61	(21)
Earnings from equity investments	—	1	(1)
Earnings (loss) from discontinued operations, net of tax	1	1	—

Net earnings attributable to Old FNF common shareholders	$75	$96	$(21)

EPS attributable to Old FNF common shareholders - basic	$0.33	$0.42	$(0.09)
EPS attributable to Old FNF common shareholders - diluted	$0.32	$0.41	$(0.09)

Old FNF weighted average shares - basic	230
Old FNF weighted average shares - diluted	235

Net earnings attributable to Old FNF common shareholders	$75	$96	$(21)

Total non-GAAP, pre-tax adjustments	8	(8)	16
Income taxes on non-GAAP adjustments	(2)	3	(5)
Total non-GAAP adjustments	6	(5)	11

Adjusted net earnings attributable to Old FNF common shareholders	$81	$91	$(10)

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.34	$0.39	$(0.04)

Direct orders opened (000's)	391	391
Direct orders closed (000's)	307	307
Fee per file	$2,082	$2,082
Actual title claims paid	$100	$100

Cash flows provided by operations:	$46
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	5
Executive severance payment	9
Total non-GAAP adjustments	14

Adjusted cash flows from operations	60
Capital expenditures	13
Free cash flow	$47

 FIDELITY NATIONAL FINANCIAL CORE
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Twelve Months Ended
December 31, 2014
Direct title premiums	$1,727	$1,727	$—	$—
Agency title premiums	1,944	1,944	—	—
Escrow, title related and other fees	2,694	1,855	852	(13)
Total title and escrow	6,365	5,526	852	(13)

Interest and investment income	121	122	—	(1)
Realized gains and losses	4	4	—	—
Total revenue	6,490	5,652	852	(14)

Personnel costs	2,370	1,896	449	25
Agent commissions	1,471	1,471	—	—
Other operating expenses	1,557	1,370	199	(12)
Depreciation and amortization	336	145	188	3
Claim loss expense	228	228	—	—
Interest expense	122	—	31	91
Total expenses	6,084	5,110	867	107

Pre-tax earnings from continuing operations	$406	$542	$(15)	$(121)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$(4)	$(4)	$—	$—
Deferred revenue adjustment for BKFS	13	—	13	—
Transaction costs related to acquisition of LPS	62	35	53	(26)
Severance costs related to acquisition of LPS	47	20	27	—
Synergy bonus accrual	73	30	31	12
Premium tax settlement	(8)	(8)	—	—
Payroll accrual	3	—	3	—
Other legal matters	23	1	12	10
Purchase price amortization	183	88	95	—
Total non-GAAP adjustments before taxes	$392	$162	$234	$(4)

Adjusted pre-tax earnings from continuing operations	$798	$704	$219	$(125)
Adjusted pre-tax margin from continuing operations	12.3%	12.5%	25.3%	—

Purchase price amortization	(183)	(88)	(95)	—
Interest expense	122	—	31	91
Depreciation and amortization	336	145	188	3

Adjusted EBITDA	$1,073	$761	$343	$(31)
Adjusted EBITDA margin	16.5%	13.5%	39.7%	—

FIDELITY NATIONAL FINANCIAL CORE
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Twelve Months Ended
December 31, 2014

Pre-tax earnings from continuing operations	$406	$542	$(15)	$(121)

Income tax expense	162	196	(7)	(27)
Earnings from equity investments	4	4	—	—
Earnings (loss) from discontinued operations, net of tax	(1)	(1)	—	—
Non-controlling interests	(68)	(42)	(26)	—

Net earnings attributable to FNF common shareholders	$315	$391	$18	$(94)

EPS attributable to Old FNF common shareholders - basic	$0.37	$0.50	$(0.04)	$(0.09)
EPS attributable to Old FNF common shareholders - diluted	$0.36	$0.49	$(0.03)	$(0.10)

EPS attributable to FNF Group common shareholders - basic	$0.77	$0.90	$0.13	$(0.26)
EPS attributable to FNF Group common shareholders - diluted	$0.75	$0.87	$0.11	$(0.23)

Old FNF weighted average shares - basic	138
Old FNF weighted average shares - diluted	142

FNF Group weighted average shares - basic	138
FNF Group weighted average shares - diluted	142

Net earnings attributable to FNF common shareholders	$315	$391	$18	$(94)

Total non-GAAP, pre-tax adjustments	392	162	234	(4)
Noncontrolling interest on non-GAAP adjustments	(123)	(54)	(69)	—
Income taxes on non-GAAP adjustments	(95)	(39)	(58)	2
Total non-GAAP adjustments	174	69	107	(2)

Adjusted net earnings attributable to FNF common shareholders*	$489	$460	$125	$(96)

Adjusted EPS attributable to FNF common shareholders - diluted*	$1.72	$1.62	$0.44	$(0.34)
* Adjusted EPS is presented as if Old FNF common shareholders and FNF Group common shareholders combined.

Direct orders opened (000's)	1,914	1,914
Direct orders closed (000's)	1,319	1,319
Fee per file	$2,014	$2,014
Actual title claims paid	$304	$304

Cash flows provided by operations:	$453
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	54
Severance costs related to acquisition of LPS	47
Synergy bonus payment	67
Premium tax settlement	15

Other legal matters	8
Total non-GAAP adjustments	191

Adjusted cash flows from operations	644
Capital expenditures	120
Free cash flow	$524

 FIDELITY NATIONAL FINANCIAL CORE
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	FNF Core Corporate and Other
Twelve Months Ended
December 31, 2013
Direct title premiums	$1,800	$1,800	$—
Agency title premiums	2,352	2,352	—
Escrow, title related and other fees	1,650	1,597	53
Total title and escrow	5,802	5,749	53

Interest and investment income	123	127	(4)
Realized gains and losses	18	18	—
Total revenue	5,943	5,894	49

Personnel costs	1,882	1,845	37
Agent commissions	1,789	1,789	—
Other operating expenses	1,189	1,096	93
Depreciation and amortization	68	65	3
Claim loss expense	291	291	—
Interest expense	68	—	68
Total expenses	5,287	5,086	201

Pre-tax earnings from continuing operations	$656	$808	$(152)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	$(18)	$(18)	$—
Deferred revenue adjustment for BKFS	—	—	—
Transaction costs related to acquisition of LPS	17	2	15
Executive severance	9	—	9
Premium tax adjustment	(5)	(5)	—
Other legal matters	20	—	20
Purchase price amortization	12	12	—
Total non-GAAP adjustments before taxes	$35	$(9)	$44

Adjusted pre-tax earnings from continuing operations	$691	$799	$(108)
Adjusted pre-tax margin from continuing operations	11.7%	13.6%	—

Purchase price amortization	(12)	(12)	—
Interest expense	68	—	68
Depreciation and amortization	68	65	3

Adjusted EBITDA	$815	$852	$(37)
Adjusted EBITDA margin	13.8%	14.5%	—

FIDELITY NATIONAL FINANCIAL CORE
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	FNF Core Corporate and Other
Twelve Months Ended
December 31, 2013

Pre-tax earnings from continuing operations	$656	$808	$(152)

Income tax expense	237	297	(60)
Earnings from equity investments	4	5	(1)
Earnings from discontinued operations, net of tax	2	2	—
Non-controlling interests	4	4	—

Net earnings attributable to FNF common shareholders	$421	$514	$(93)

EPS attributable to Old FNF common shareholders - basic	$1.83	$2.23	$(0.40)
EPS attributable to Old FNF common shareholders - diluted	$1.79	$2.19	$(0.40)

Old FNF weighted average shares - basic	230
Old FNF weighted average shares - diluted	235

Net earnings attributable to FNF common shareholders	$421	$514	$(93)

Total non-GAAP, pre-tax adjustments	35	(9)	44
Income taxes on non-GAAP adjustments	(11)	3	(14)
Total non-GAAP adjustments	24	(6)	30

Adjusted net earnings attributable to Old FNF common shareholders	$445	$508	$(63)

Adjusted EPS attributable to Old FNF common shareholders - diluted	$1.89	$2.16	$(0.27)

Direct orders opened (000's)	2,181	2,181
Direct orders closed (000's)	1,708	1,708
Fee per file	$1,660	$1,660
Actual title claims paid	$403	$403

Cash flows provided by operations:	$354
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	17
Executive severance payment	9
Other legal matters	20
Total non-GAAP adjustments	46

Adjusted cash flows from operations	400
Capital expenditures	67
Free cash flow	$333

 FIDELITY NATIONAL FINANCIAL CORE
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
Quarterly Open Orders ('000's except % data)
Total open orders*	452	481	514	469	391	474	672	643
Total open orders per day*	7.2	7.5	8.0	7.7	6.2	7.4	10.5	10.5
Purchase % of open orders	52%	60%	60%	55%	55%	56%	42%	38%
Refinance % of open orders	48%	40%	40%	45%	45%	44%	58%	62%
Total closed orders*	334	348	342	295	307	410	504	487
Total closed orders per day*	5.3	5.4	5.3	4.8	4.9	6.4	7.9	8.0
Purchase % of closed orders	57%	62%	61%	52%	56%	50%	40%	31%
Refinance % of closed orders	43%	38%	39%	48%	44%	50%	60%	69%

Commercial (millions, except orders in '000's)
Revenue	$166	$136	$115	$104	$146	$120	$112	$88
Open Orders	18.1	21.4	22.2	19.6	19.3	19.9	20.3	18.7
Closed Orders	12.7	12.8	20.3	10.2	12.8	12.6	12.3	10.6

Total Fee Per File
Fee per file	$2,131	$2,066	$1,982	$1,858	$2,082	$1,807	$1,562	$1,373
Residential and local commercial fee per file	$1,699	$1,739	$1,750	$1,559	$1,676	$1,562	$1,373	$1,219
National commercial fee per file	$13,100	$10,600	$9,800	$10,200	$11,400	$9,500	$9,100	$8,300

Total Staffing
Total field operations employees	9,900	10,200	10,200	10,300	9,900	10,600	12,000	12,000

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	354	385	403	349	331	391	516	481
Total open orders per day*	5.6	6.0	6.3	5.7	5.3	6.1	8.1	7.9
Purchase % of open orders	60%	69%	71%	71%	65%	68%	56%	58%
Refinance % of open orders	40%	31%	29%	29%	35%	32%	44%	42%
Total closed orders*	273	282	272	219	263	323	387	354
Total closed orders per day*	4.3	4.4	4.3	3.6	4.2	5.0	6.0	5.8
Purchase % of closed orders	63%	70%	71%	67%	66%	64%	52%	44%
Refinance % of closed orders	37%	30%	29%	33%	34%	36%	48%	56%
Fee per file	2,382	2,306	2,227	2,151	2,260	2,028	1,747	1,537
Total tile field operations employees	8,700	8,900	8,700	8,600	8,900	9,300	10,100	9,900

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	98	96	111	120	60	83	156	162
Total open orders per day*	1.6	1.5	1.7	2.0	1.0	1.3	2.4	2.7
Purchase % of open orders	23%	23%	20%	7	—	—	—	—
Refinance % of open orders	77%	77%	80%	93%	100%	100%	100%	100%
Total closed orders	61	66	70	76	44	87	117	133
Total closed orders per day*	1.0	1.0	1.1	1.2	0.7	1.4	1.8	2.2
Purchase % of closed orders	26%	24%	18%	6	—	—	—	—
Refinance % of closed orders	74%	76%	82%	94%	100%	100%	100%	100%
Fee per file	1,027	1,052	1,038	1,009	1,013	989	951	936
Total ServiceLink operating employees	1,200	1,300	1,500	1,700	970	1,300	1,900	2,100

* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL CORE
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Core December 31, 2014	FNF Core December 31, 2013
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,360	$5,235
Goodwill	4,514	1,438
Title plant	393	370
Total assets	11,944	8,028
Notes payable	2,702	983
Reserve for title claim losses	1,621	1,636
Secured trust deposits	622	588
Redeemable non-controlling interests	717	—
Non-redeemable non-controlling interests	(60)	10
Total equity and redeemable non-controlling interests	5,272	3,896
Total equity attributable to common shareholders	4,615	3,886

	FNF Core December 31, 2014	FNFV December 31, 2014	Consolidated December 31, 2014	Consolidated December 31, 2013
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,360	$1,009	$5,369	$5,761
Goodwill	4,514	206	4,720	1,901
Title plant	393	—	393	370
Total assets	11,944	1,923	13,867	10,529
Notes payable	2,702	124	2,826	1,323
Reserve for title claim losses	1,621	—	1,621	1,636
Secured trust deposits	622	—	622	588
Redeemable non-controlling interests	717	—	717	—
Non-redeemable non-controlling interests	(60)	137	77	474
Total equity and redeemable non-controlling interests	5,272	1,515	6,787	5,535
Total equity attributable to common shareholders	4,615	1,378	5,993	5,061

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2014			December 31, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$478	$478	$—	$1,727	$1,727	$—
Agency title premiums	494	494	—	1,944	1,944	—
Total title premiums	972	972	—	3,671	3,671	—
Escrow, title-related and other fees	707	679	28	2,804	2,694	110
Total title and escrow and other	1,679	1,651	28	6,475	6,365	110

Restaurant revenue	381	—	381	1,436	—	1,436
Interest and investment income	33	33	—	126	121	5
Realized gains and losses	(7)	4	(11)	(13)	4	(17)
Total revenue	2,086	1,688	398	8,024	6,490	1,534

Personnel costs	644	588	56	2,540	2,370	170
Other operating expenses	404	379	25	1,643	1,557	86
Cost of restaurant revenue	321	—	321	1,220	—	1,220
Agent commissions	373	373	—	1,471	1,471	—
Depreciation and amortization	101	83	18	403	336	67
Title claim loss expense	59	59	—	228	228	—
Interest expense	31	29	2	127	122	5
Total expenses	1,933	1,511	422	7,632	6,084	1,548

Earnings from continuing operations before taxes	153	177	(24)	392	406	(14)
Income tax expense	233	70	163	312	162	150
Earnings from continuing operations before equity investments	(80)	107	(187)	80	244	(164)
Loss from equity investments	475	1	474	432	4	428
Net earnings from continuing operations	395	108	287	512	248	264
Loss from discontinued operations, net of tax	8	—	8	7	(1)	8
Net earnings	403	108	295	519	247	272
Non-controlling interests	11	8	3	(64)	(68)	4
Net earnings attributable to common shareholders	$392	$100	$292	$583	$315	$268

Cash flows provided by operations	275	158	117	559	453	106

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2013			December 31, 2013
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$423	$423	$—	$1,800	$1,800	$—
Agency title premiums	573	573	—	2,352	2,352	—
Total title premiums	996	996	—	4,152	4,152	—
Escrow, title-related and other fees	376	351	25	1,737	1,650	87
Total title and escrow and other	1,372	1,347	25	5,889	5,802	87

Restaurant revenue	371	—	371	1,408	—	1,408
Interest and investment income	29	28	1	127	123	4
Realized gains and losses	5	7	(2)	16	18	(2)
Total revenue	1,777	1,382	395	7,440	5,943	1,497

Personnel costs	515	460	55	2,061	1,882	179
Other operating expenses	289	267	22	1,273	1,189	84
Cost of restaurant revenue	315	—	315	1,204	—	1,204
Agent commissions	437	437	—	1,789	1,789	—
Depreciation and amortization	32	18	14	133	68	65
Title claim loss expense	70	70	—	291	291	—
Interest expense	18	16	2	73	68	5
Total expenses	1,676	1,268	408	6,824	5,287	1,537

Earnings from continuing operations before taxes	101	114	(13)	616	656	(40)
Income tax expense	27	40	(13)	195	237	(42)
Earnings from continuing operations before equity investments	74	74	—	421	419	2
(Loss) earnings from equity investments	(6)	—	(6)	(26)	4	(30)
Net earnings from continuing operations	68	74	(6)	395	423	(28)
Earnings from discontinued operations, net of tax	9	1	8	6	2	4
Net earnings	77	75	2	401	425	(24)
Non-controlling interests	3	—	3	7	4	3
Net earnings attributable to common shareholders	$74	$75	$(1)	$394	$421	$(27)

Cash flows provided by operations	140	46	94	484	354	130

###